                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

 / /   Preliminary Proxy Statement
 / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 /X/   Definitive Proxy Statement
 /X/   Definitive Additional Materials
 / /   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12

                           Global Utility Fund, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 / /   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
       or Item 22(a)(2) of Schedule 14A.
 / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
 / /   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
       0-11.

       1)   Title of each class of securities to which transaction applies:
            -----------------------------------------------------------------
       2)   Aggregate number of securities to which transaction applies:
            -----------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            -----------------------------------------------------------------
       4)   Proposed maximum aggregate value of transaction:
            -----------------------------------------------------------------
       5)   Total fee paid:
            -----------------------------------------------------------------
 /X/   Fee paid previously with preliminary materials.
 / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       1)   Amount Previously Paid:
            -----------------------------------------------------------------
       2)   Form, Schedule or Registration Statement No.:
            -----------------------------------------------------------------
       3)   Filing Party:
            -----------------------------------------------------------------
       4)   Date Filed:
            -----------------------------------------------------------------

                            PRUDENTIAL MUTUAL FUNDS
                               ONE SEAPORT PLAZA
                            NEW YORK, NEW YORK 10292

                            ------------------------


                                                                 August 26, 1996

Dear Shareholder:

    Enclosed is a proxy statement asking you to vote in favor of several proposals relating to the management and operation of your Fund.

    Meetings of your Fund and of other Funds within the Prudential Mutual Fund Complex are being held on October 30, 1996 to consider these proposals and to transact any other business that may properly come before the meetings. In the past, when we have solicited proxies for your Fund, we usually have enclosed a proxy statement directed solely to the shareholders of your Fund. This time, however, shareholders of two Funds are being asked to approve some of the same proposals, so most of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Fund as well. Therefore, in order to save money for your Fund, one proxy statement has been prepared for both Funds. This proxy statement contains detailed information about each of the proposals relating to your Fund, and we recommend that you read it carefully. However, we have also attached some Questions and Answers that we hope will assist you in evaluating the proposals.

    For The BlackRock Government Income Trust, we have retained an outside proxy solicitation firm to assist us with any necessary follow-up. If we have not received your vote as the meeting date approaches, you may receive a telephone call from Shareholder Communications Corporation to ask for your vote. We hope that their telephone call does not inconvenience you.


    You will receive a separate proxy statement and proxy card for each Fund that you own. If you hold shares in more than one Fund or you have more than one account holding Fund shares (E.G., an individual account AND an IRA), you will receive multiple copies of this Proxy Statement and proxy cards for each of your Fund accounts. Please vote each proxy card you receive. You may mail each proxy card together in one envelope.


    Thank you for your attention to this matter and for your continuing investment in the Prudential Mutual Funds.

                                          Very truly yours,


                                          /s/ RICHARD A. REDEKER

                                          RICHARD A. REDEKER
                                          PRESIDENT
                                          Prudential Mutual Fund Management


  PROXY CARDS FOR EACH OF YOUR FUNDS ARE ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING EACH ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED. THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES FOR BOARD MEMBER AND "FOR" EACH PROPOSAL.

                             QUESTIONS AND ANSWERS

Q: WHAT IS THE PURPOSE OF THIS PROXY SOLICITATION?

A:The purpose of this proxy is to ask you to vote on three primary issues:

    - to elect four Board members;

    - for The BlackRock Government Income Trust, to approve changes to the Fund's fundamental investment restrictions; and

    - to ratify the selection of your Fund's independent accountants for the current year.

Q: WHY AM I RECEIVING PROXY INFORMATION ON A FUND THAT I DO NOT OWN?

A:In the past, when we have solicited proxies for your Fund, we have generally enclosed a proxy statement directed solely to the shareholders of one Fund. This time, however, shareholders of two Funds are being asked to approve some of the same proposals, so most of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Fund as well. Therefore, in order to save money for your Fund, one proxy statement has been prepared for both Funds.

Q: WHY AM I RECEIVING MORE THAN ONE PROXY STATEMENT OR MORE THAN ONE MAILING?

A:You will receive a separate proxy statement for each Fund that you own. Also, if you hold shares in more than one account, for example, in an individual account AND in an IRA, you will receive multiple proxy statements. Each proxy card should be voted and returned.

Q: WHY ARE YOU RECOMMENDING A NEW BOARD FOR THE FUNDS?

A:An advisory group comprised of independent directors of the Prudential Mutual
  Funds, including a number of the existing Board members of the Funds (the Advisory Group), assisted by representatives of Prudential Mutual Fund Management, formed a corporate governance task force and considered issues relating to the management and governance of the Funds. The Advisory Group recommended to the Fund Boards, as part of an overall plan to coordinate and enhance the efficiency of the operation of the Funds, that the Prudential Mutual Funds should be restructured with fewer boards in the Complex. The Fund Boards adopted the recommendations of the Advisory Group and nominated four individuals drawn primarily from existing Boards. Three of the individual Board nominees are independent of Prudential.

Q: WILL THE PROPOSED CHANGES RESULT IN HIGHER MANAGEMENT FEES?

A:No. The management fees charged to each Fund will remain the same.

Q: WILL THE PROPOSED CHANGES RESULT IN HIGHER DIRECTORS' AND TRUSTEES' FEES?

A:It is anticipated that, on a Fund by Fund basis, Directors' and Trustees' fees in the aggregate will not be higher than they are currently.

                                      (ii)

Q: WHAT ARE "FUNDAMENTAL" INVESTMENT RESTRICTIONS, AND WHY IS IT PROPOSED THAT
   ONE BE CHANGED?


A:A Fund's "fundamental" investment restrictions are limitations placed on a Fund's investment policies that can be changed only by a shareholder vote--EVEN IF THE CHANGES ARE MINOR. The law requires certain investment policies to be designated as fundamental. The BlackRock Government Income Trust adopted a fundamental investment restriction when the Fund was created, and it reflects a regulatory requirement that, while still in effect, does not need to be classified as a fundamental restriction. The Board of The BlackRock Government Income Trust believes that fundamental investment restrictions that are not legally required should be eliminated and that the proposed change to the Fund's fundamental investment restrictions will provide greater flexibility to respond to investment opportunities. No changes are being proposed to the fundamental investment restrictions of Global Utility Fund.


Q: WHAT ARE MY BOARD'S RECOMMENDATIONS?

A:The Board of each Fund has recommended that you vote "FOR" the nominees for Board member and "FOR" each Proposal that applies to your Fund.

  THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT EACH OF THE PROPOSALS RELATING TO YOUR FUND. PLEASE READ IT CAREFULLY.

                                     (iii)

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN
  Enclosed you will find one or more proxy cards relating to each of the Funds for which you are entitled to vote. Please indicate your voting instructions on EACH of the enclosed proxy cards, date and sign them, and return them in the envelope provided. IF YOU SIGN, DATE AND RETURN A PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR OR TRUSTEE NAMED IN THE ATTACHED PROXY STATEMENT AND "FOR" ALL OTHER PROPOSALS INDICATED ON THE CARDS. In order to avoid the additional expense to the Funds of further solicitation, we ask your cooperation in mailing in your proxy cards promptly. Unless proxy cards are signed by the appropriate persons as indicated in the instructions below, they will not be voted.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                                                      VALID SIGNATURE
- --------------------------------------------------------------------------  ----------------------------
Corporate Accounts
    (1) XYZ Corp..........................................................  XYZ Corp.
                                                                            Jane L. Doe, Treasurer
    (2) XYZ Corp..........................................................  Jane L. Doe, Treasurer
    (3) XYZ Corp. c/o Jane L. Doe, Treasurer..............................  Jane L. Doe
    (4) XYZ Corp. Profit Sharing Plan.....................................  Jane L. Doe, Trustee

Partnership Accounts
    (1) The ABC Partnership...............................................  Robert Fogg, Partner
    (2) Fogg and Hale, Limited Partnership................................  Robert Fogg, General Partner

Trust Accounts
    (1) ABC Trust Account.................................................  William X. Smith, Trustee
    (2) Ron F. Anderson, Trustee u/t/d 12/28/78...........................  Ron F. Anderson

Custodial or Estate Accounts
    (1) Katherine T. John, Cust. F/b/o Albert T. John, Jr.  UGMA/UTMA.....  Katherine T. John
    (2) Estate of Katherine T. John.......................................  Albert T. John, Executor

                                      (iv)

                           GLOBAL UTILITY FUND, INC.
                     THE BLACKROCK GOVERNMENT INCOME TRUST
                             ---------------------

                               ONE SEAPORT PLAZA
                            NEW YORK, NEW YORK 10292
                            ------------------------

                                   NOTICE OF
               JOINT SPECIAL AND ANNUAL MEETINGS OF SHAREHOLDERS
                                 TO BE HELD ON
                                OCTOBER 30, 1996
                            ------------------------

TO THE SHAREHOLDERS:

    Joint meetings of the shareholders of each of the above-listed investment companies (Funds) will be held at One Seaport Plaza, 199 Water Street, 35th Floor, New York, New York, on October 30, 1996 at 9:00 a.m., Eastern time, for the purpose of considering the following proposals with respect to the Funds:

        (1) For each Fund, to elect four members to its Board of Directors or Trustees.

        (2) For The BlackRock Government Income Trust, to approve the elimination of a fundamental investment restriction relating to unseasoned issuers.

        (3) For each Fund, to ratify the selection of independent accountants for each Fund's current fiscal year.

        (4) For each Fund, to transact such other business as may properly come before the meeting and any adjournments thereof.

    For Global Utility Fund, Inc., the meeting will be the Fund's annual meeting. For The BlackRock Government Income Trust, the meeting is a special meeting.

    You are entitled to vote at the meetings, and at any adjournments thereof, of each Fund in which you owned shares at the close of business on August 9, 1996. If you attend the meetings, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETINGS, PLEASE COMPLETE, DATE, SIGN AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the Boards.
                                          S. JANE ROSE
                                            SECRETARY


August 26, 1996



  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPLTY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED STAMPED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER
  SOLICITATION, WE ASK YOU COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                           GLOBAL UTILITY FUND, INC.
                     THE BLACKROCK GOVERNMENT INCOME TRUST
                             ---------------------

                               ONE SEAPORT PLAZA
                            NEW YORK, NEW YORK 10292
                            ------------------------

                                PROXY STATEMENT
               JOINT SPECIAL AND ANNUAL MEETINGS OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 30, 1996
                            ------------------------


    This proxy statement is being furnished to holders of Shares of each of the above-listed investment companies (Funds) in connection with the solicitation by their respective Boards of proxies to be used at joint meetings (Meetings) of Shareholders to be held on October 30, 1996, at 9:00 a.m., Eastern time, or any adjournment or adjournments thereof. For Global Utility Fund, Inc., the meeting will be the Fund's annual meeting. For The BlackRock Government Income Trust, the meeting is a special meeting. This proxy statement is being first mailed to Shareholders on or about August 27, 1996.


    Each Fund is a registered, management investment company under the Investment Company Act of 1940, as amended (the Investment Company Act). Global Utility Fund, Inc. is organized as a Maryland corporation and The BlackRock Government Income Trust is organized as a Massachusetts business trust. Global Utility Fund's shares of common stock, and The BlackRock Government Income Trust's shares of beneficial interest, are referred to as "Shares," and the holders of the Shares are "Shareholders"; and each Fund's board of directors or trustees is referred to as a "Board," and the directors or trustees are "Board Members" or "Directors" or "Trustees," as the case may be. A listing of the formal name for each Fund and the abbreviated name for each Fund that is used in this proxy statement is set forth below.

                                                                                   ABBREVIATED NAME    PROPOSALS
                                                                                     USED IN THIS     APPLICABLE
FUND NAME                                                                           PROXY STATEMENT     TO FUND
- ---------------------------------------------------------------------------------  -----------------  -----------
Global Utility Fund, Inc.........................................................  Global Utility     1 and 3
The BlackRock Government Income Trust............................................  BlackRock          1, 2 and 3

    Prudential Mutual Fund Management, Inc. (PMF or the Manager), One Seaport Plaza, New York, New York 10292, serves as the Funds' Manager under a management agreement with each Fund (the Management Agreement). Investment advisory services are provided to Global Utility Fund, Inc. by Wellington Management Company (Wellington Management), 75 State Street, Boston, Massachusetts 02109, under a Subadvisory Agreement among Global Utility, PMF and Wellington Management. Investment advisory services are provided to The BlackRock Government Income Trust by BlackRock Financial Management, Inc. (BFM), 345 Park Avenue, New York, NY 10154, under a Subadvisory Agreement among BlackRock, PMF and BFM. Wellington Management Company and BFM are referred to herein as the Subadviser. PMF is a subsidiary of The Prudential Insurance Company of America (Prudential) and is a part of Prudential's Money Management Group. Prudential Securities Incorporated (Prudential Securities), One Seaport Plaza, New York, New York 10292 serves as the distributor of the Funds' shares. The Funds' transfer agent is Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837. As of June 30, 1996, PMF served as the manager to 39 open-end investment companies and as manager or administrator to 22 closed-end investment companies with aggregate assets of more than $52 billion. As part of a corporate restructuring, PMF intends to reorganize as a limited liability company on or before December 31, 1996. This reorganization will have no impact on the provision of services to the Funds. This reorganization will not result in a change of management or control within the meaning of the Investment Company Act and does not require Shareholder approval. Each Fund has a Board of Directors or Trustees which, in addition to overseeing the actions of the Fund's Manager and Subadviser, decides upon matters of general policy.

                               VOTING INFORMATION

    The presence, in person or by proxy, of a majority of the Shares of The BlackRock Government Income Trust outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meeting for that Fund. The presence, in person or by proxy, of one-third (1/3) of the Shares of Global Utility Fund outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meeting for that Fund.

    If a quorum is not present at a Meeting, or if a quorum is present at that Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. An adjournment as to either Fund will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of the adjournment and will vote those proxies required to be voted AGAINST any proposal against the adjournment. A Shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.


    If a proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the Shares represented thereby, with respect to matters to be determined by a plurality or majority of the votes cast on such matters, will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, not being cast, will have no effect on the outcome of such matters. With respect to matters requiring the affirmative vote of a specified percentage of the total Shares outstanding, an abstention or broker non-vote will be considered present for purposes of determining a quorum but will have the effect of a vote against such matters. Accordingly, abstentions and broker non-votes will have no effect on Proposals Nos. 1 and 3, for which the required vote is a plurality or a majority of the votes cast, but effectively will be a vote against Proposal No. 2, which requires approval of a majority of the outstanding voting securities under the Investment Company Act.


    The individuals named as proxies on the enclosed proxy cards will vote in accordance with your direction as indicated thereon, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your Shares will be voted FOR the nominees named herein for the Board of the Fund to which the proxy card relates and FOR the remaining proposals described in this proxy statement and referenced on the proxy card. If any nominee for the Fund Boards should withdraw or otherwise become unavailable for election, your Shares will be voted in favor of such other nominee or nominees as management may recommend. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the related Meeting and must indicate your name and account number. In addition, if you attend a Meeting in person you may, if you wish, vote by ballot at that Meeting, thereby canceling any proxy previously given.

    Information as to the number of outstanding Shares for each Fund as of August 9, 1996 is set forth below:

                                                            NUMBER OF    NUMBER OF     NUMBER OF
                                                             CLASS A      CLASS B       CLASS C    TOTAL NUMBER
                                                             SHARES        SHARES       SHARES       OF SHARES
FUND                                                       OUTSTANDING  OUTSTANDING   OUTSTANDING   OUTSTANDING
- ---------------------------------------------------------  -----------  ------------  -----------  -------------
Global Utility Fund, Inc.................................   7,632,967     12,909,192      41,608     20,583,767
The BlackRock Government Income Trust....................   3,869,368              0      13,733      3,883,101

    None of the items on the agenda require separate voting by class. Each share of each class is entitled to one vote. Information about persons who owned beneficially more than 5% of the Shares of either Fund as of August 9, 1996 is set forth in Exhibit E. To the knowledge of management, the executive officers and Board Members of each Fund, as a group, owned less than 1% of the outstanding Shares of each Fund as of August 9, 1996.

    COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS OR ARE ENCLOSED WITH THIS PROXY STATEMENT. SHAREHOLDERS OF EITHER FUND MAY OBTAIN WITHOUT CHARGE ADDITIONAL COPIES OF A FUND'S ANNUAL AND SEMI-ANNUAL REPORTS BY WRITING THE FUND AT ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, OR BY CALLING 1-800-225-1852 (TOLL FREE).

    Each full Share of each Fund outstanding is entitled to one vote, and each fractional Share of each Fund outstanding is entitled to a proportionate share of one vote, with respect to each matter to be voted upon by the Shareholders of that Fund. Information about the vote necessary with respect to each proposal is discussed below in connection with the proposal.

                            ------------------------


                       ELECTION OF DIRECTORS OR TRUSTEES
                                (PROPOSAL NO. 1)


    RELEVANT FUNDS.  Both Funds.


    DISCUSSION: The Board of each Fund has nominated the four individuals identified below for election to such Fund's Board at its Meeting. Under Proposal No.1, Shareholders of each Fund are being asked to vote on those nominees. Pertinent information about each nominee is set forth in the listing below and in Exhibits A through D hereto. Each nominee has indicated a willingness to serve if elected. If elected, the nominees will hold office until the earlier to occur of the next meeting of Shareholders at which Board Members are elected and until their successors are elected and qualified or until their terms expire in accordance with the Fund's retirement policy. The Funds do not intend to hold annual meetings of shareholders unless the election of Directors (or Trustees) is required under the Investment Company Act. Accordingly, Board Members elected at the Meeting will serve for a term of unlimited duration until their terms expire in accordance with the Fund's retirement policy or until the next meeting of shareholders at which board members are elected, whichever is earlier. Each Fund's retirement policy generally calls for the retirement of Directors or Trustees on December 31 of the year in which they reach the age of 72, except that there is a phase-in period for Board Members who were 68 and older as of December 31, 1993. Under this phase-in period, such Board Members will retire on or before December 31, 1999.


    The nomination of a single group of nominees to serve as the Board Members for each Fund reflects an overall plan to coordinate and enhance the efficiency of the governance of the Funds and of certain other investment companies that are part of the Prudential Mutual Fund Complex. This plan was developed by an advisory group of current Board Members who are not "interested persons" of the Funds, as defined in the Investment Company Act (independent Board Members), with the assistance of representatives of Prudential Mutual Fund Management, who formed a corporate governance task force. The Advisory Group considered various matters related to the management and governance of the Funds and made recommendations to the Boards, including proposals concerning the number of mutual fund boards, the size and composition of such Boards, retirement policies and related matters. These proposals were adopted by the Boards at meetings in November 1995 and during the first quarter of 1996, and are summarized below. The Boards acted in 1996 to establish the size of the Boards at four. The nominees for independent Board memberships were selected by the nominating committees of the Board of each Fund. With the exception of the nominations for Board membership, which are the subject of Proposal No. 1, no Shareholder action is required with respect to the Advisory Group recommendations.

    The Boards believe that coordinated governance through this Board restructuring will benefit each of the Funds. Despite some recent consolidations, the Prudential Mutual Fund Complex has grown substantially in size in the years since the current Boards were created. This growth has been due to the creation of new Funds intended to serve a wide variety of investment needs. The Advisory Group concluded that the Prudential Mutual Fund Complex would operate more efficiently and economically with fewer boards. The

Prudential Mutual Fund Complex currently includes over 70 portfolios of open-end and closed-end funds having a wide variety of investment objectives and policies with over 12 different boards (clusters). The Advisory Group recommended that the number of Board clusters be reduced from the present level to four. The proposed Board cluster covered by this proxy statement would include funds with outside (non-Prudential) Fund subadvisers. The other Board clusters would focus on specified types of investments. The Boards believe that the Funds will benefit from this reclustering and that greater efficiencies would result through the holding of joint Board and shareholder meetings. Coordinated governance within the Prudential Mutual Fund Complex also will reduce the possibility that separate Boards might arrive at conflicting decisions regarding the operation and management of the Funds.

    The Boards also believe that the Funds will benefit from the diversity and experience of the nominees that would comprise the restructured Boards. These nominees have had distinguished careers in business, finance, government and other areas and will bring a wide range of expertise to the Boards. Three of the four nominees have no affiliation with Prudential Mutual Fund Management, Prudential Securities, Prudential or BFM and would be independent Board Members. Independent Board Members are charged with special responsibilities, among other things, to approve advisory, distribution and similar agreements between the Funds and management. Currently, they also constitute the members of the Boards' audit and nominating committees. In the course of their duties, Board Members must review and understand large amounts of financial and technical material and must be willing to devote substantial amounts of time to their duties. Due to the demands of service on the Boards, independent nominees may need to reject other attractive opportunities. Each of the independent nominees already serves as an independent Board Member for one or more funds within the Prudential Mutual Fund Complex and understands the operations of the complex.


    As recommended by the Advisory Group, the compensation paid to independent Board Members will change. The Advisory Group has recommended that, initially, under the new structure, each independent Board Member be paid annual fees in the aggregate of $25,000 for this Board cluster, which also includes three other investment companies not subject to this proxy statement. There will be no additional compensation for serving on committees or for attending meetings. For the most part, on a Fund by Fund basis, Directors' and Trustees' fees in the aggregate will not be higher than they are currently. Board Members who are affiliated with the Manager and/or Subadviser will continue to receive no compensation from any Fund. Board Members will continue to be reimbursed for any expenses incurred in attending meetings and for other incidental expenses. The Board fees per Fund and per cluster are subject to the approval of the new Boards upon their election; Shareholders are not being asked to vote on these fees. Thereafter, Board fees may be reviewed periodically and changed by each Fund's Board.

    The following table sets forth information relating to the compensation paid to Board Members and Board Nominees for the most recent fiscal year and the compensation paid by the Prudential Mutual Fund Complex to each Board Member for the calendar year ended December 31, 1995:


                               COMPENSATION TABLE


                                                 AGGREGATE COMPENSATION
                                                       FROM FUND
                                               --------------------------
                                                GLOBAL     THE BLACKROCK
                                                UTILITY     GOVERNMENT         TOTAL COMPENSATION PAID TO BOARD
BOARD MEMBERS AND BOARD NOMINEES (1)             FUND      INCOME TRUST     MEMBERS FROM FUNDS AND FUND COMPLEX (2)
- ---------------------------------------------  ---------  ---------------  -----------------------------------------
Beach, Edward D.*............................  $   8,000     $   6,000                 $   183,500(22/43)+
Dorsey, Eugene C.............................         --            --                 $    85,783(10/34)+
Gold, Delayne D.*............................         --     $   6,000                 $   183,250(24/45)+
Gunia, Robert F..............................         --            --                          --
Jacobs, Jr., Harry A.*.......................          0             0                           0
Lennox, Donald D.*...........................         --            --                 $    86,250(10/22)+
Melzer, Mendel A.............................         --            --                          --
McCorkindale, Douglas H......................         --            --                 $    63,750(7/10)+
Mooney, Thomas T.............................  $   8,000            --                 $   125,625(14/19)+
Redeker, Richard A...........................          0             0                           0
Sandberg, Sir Michael*.......................  $   8,000            --                 $    22,000(2/2)+
Shirk, Stanley E.*...........................         --     $   6,000                 $    79,000(10/19)+
Smith, Robin B.*.............................  $   8,000            --                 $   100,741(10/19)+
Stoneburn, Stephen*..........................         --     $   6,000                 $    44,875(7/7)+
Teeters, Nancy H.*...........................  $   8,000     $   6,000                 $   107,500(13/31)+


- --------------
 *  Indicates Board Member who is not standing for reelection.

 + Indicates number of funds/portfolios in Fund Complex (including the Funds) to which aggregate compensation relates.

(1) Richard A. Redeker and Harry A. Jacobs, Jr., who are "interested" Board members, do not receive compensation from the Funds.

(2) No fund within the Fund Complex has a bonus, pension, profit sharing or retirement plan.



    In connection with the Advisory Group recommendations for a restructuring of the Prudential Mutual Fund Boards, PMF offered to pay from its own resources a one-time retirement package to the independent Board Members. The purpose of the one-time retirement package was to reduce the overall number of Board members in the Prudential Mutual Fund Complex. The retirement package would be equal to twice the current aggregate annual Board fees but not to exceed $75,000 per Director/Trustee plus $2,000 for every year of service in excess of ten years. Retirement would be effective in late 1996 or early 1997 after the Shareholder Meetings. On a complex-wide basis, fourteen independent Board members have accepted this offer and are not standing for re-election to any Fund's Board. On a complex-wide basis, there will be seventeen Board Members who are not affiliated with PMF or Prudential Securities standing for re-election to one or more of the four clusters.



    Board Members may elect to receive their Directors' or Trustees' fees pursuant to a deferred fee agreement with each Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Board member's fee in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an exemptive order of the Securities and Exchange Commission (SEC), at the daily rate of return of the applicable Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Board Member. The Fund's obligation to make payments of deferred Directors' and Trustees' fees, together with interest thereon, is a general obligation of the Fund.

    The nominees for election as Board Members, their ages and a description of their principal occupations are listed below. Further information about the nominees and current Board Members standing for reelection is set forth in Exhibits A and B. A table indicating each nominee's ownership of Fund shares is attached as Exhibit B.



NAME, AGE, BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS AND DIRECTORSHIPS.



    EUGENE C. DORSEY (69), Retired President, Chief Executive Officer and Trustee of the Gannett Foundation (now Freedom Forum); former Publisher of four Gannett newspapers and Vice President of Gannett Company; past chairman, Independent Sector, Washington, D.C. (national coalition of philanthropic organizations); former Chairman of the American Council for the Arts; Director of the Advisory Board of Chase Manhattan Bank of Rochester; Director of First Financial Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Jennison Fund, Inc., Prudential Mortgage Income Fund, Inc., The High Yield Plus Fund, Inc. and The High Yield Income Fund, Inc.; Trustee of Prudential California Municipal Fund, Prudential Municipal Series Fund and The Target Portfolio Trust.


    *DOUGLAS H. MCCORKINDALE (57), Vice Chairman, Gannett Co. Inc. (publishing and media) (since March 1984); Director of Gannett Co. Inc., Frontier Corporation, Continental Airlines, Inc., Prudential Distressed Securities Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Natural Resources Fund, Inc. and The Global Government Plus Fund, Inc.; Trustee of Prudential Allocation Fund, Prudential Equity Income Fund and Prudential Municipal Bond Fund.

    THOMAS T. MOONEY (54), President of the Greater Rochester Metro Chamber of Commerce; former Rochester City Manager; Trustee of Center for Governmental Research, Inc.; Director of Blue Cross of Rochester, Monroe County Water Authority, Rochester Jobs, Inc., Executive Service Corps of Rochester, Monroe County Industrial Development Corporation, Northeast Midwest Institute, The Business Council of New York State, Global Utility Fund, Inc., Prudential Distressed Securities Fund, Inc., Prudential Equity Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Government Income Fund, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Natural Resources Fund, Inc., First Financial Fund, Inc., The Global Government Plus Fund, Inc., The Global Total Return Fund, Inc. and The High Yield Plus Fund, Inc.; Trustee of Prudential Allocation Fund, Prudential California Municipal Fund, Prudential Equity Income Fund, Prudential Municipal Bond Fund and Prudential Municipal Series Fund.

    *RICHARD A. REDEKER (53), President, Chief Executive Officer and Director (since October 1993), PMF; Executive Vice President, Director and Member of the Operating Committee (since October 1993), Prudential Securities; Director (since October 1993) of Prudential Securities Group, Inc; formerly Senior Executive Vice President and Director of Kemper Financial Services, Inc. (September 1978 - September 1993); Director of Global Utility Fund, Inc., Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential High Yield Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Jennison Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Small Companies Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Utility Fund, Inc., Prudential World Fund, Inc., The Global Total Return Fund, Inc., The Global Government Plus Fund, Inc., and The High Yield Income Fund, Inc.; Trustee of Command Government Fund, Command Money Fund, Command Tax-

- --------------
* Indicates "interested" Director or Trustee, as defined by the Investment Company Act, by reason of his affiliation with PMF, Prudential Securities, Prudential or Wellington Management. Mr. McCorkindale is deemed to be an "interested" director of Global Utility Fund by reason of his limited partnership holdings in two investment vehicles managed by an affiliate of Wellington Management.

Free Fund, Prudential Allocation Fund, Prudential California Municipal Fund, Prudential Equity Income Fund, Prudential Government Securities Trust, Prudential Municipal Bond Fund, Prudential Municipal Series Fund and The Target Portfolio Trust.(1)


    Each Fund has a Nominating Committee and an Audit Committee, the Members of which are the independent Board members. The Audit Committee makes recommendations to the Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Nominating Committee makes recommendations to the Board with respect to candidates for election as Board Members. The Nominating Committee does not consider nominees recommended by Shareholders to fill vacancies on the Board. Information about the number of Board and Committee meetings held during the most recent fiscal year ended for each Fund is included in Exhibit C. Information concerning Fund officers is set forth in Exhibit D.


    REQUIRED VOTE. The nominees receiving the affirmative vote of a plurality (in the case of Global Utility Fund) or a majority (in the case of The BlackRock Government Income Trust) of the votes cast will be elected, provided a quorum is present.

    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL NO. 1.

- --------------
(1) Mr. Redeker has resigned as President and Chief Executive Officer and Director of PMF effective on or before December 31, 1996. Although he will no longer oversee the operations of the Manager on a day-to- day basis, it is anticipated that Mr. Redeker will remain associated with PMF and Prudential and will continue to serve as President of the Funds.

                APPROVAL OF ELIMINATION OF THE FUND'S INVESTMENT
                    RESTRICTION REGARDING UNSEASONED ISSUERS
                                (PROPOSAL NO. 2)


    RELEVANT FUND.  The BlackRock Government Income Trust.

    REASONS FOR THE PROPOSED CHANGE. Pursuant to the Investment Company Act, the Fund has adopted certain fundamental investment restrictions and policies (fundamental restrictions), which are set forth in the Fund's prospectus or statement of additional information, and may be changed only with Shareholder approval. Restrictions and policies that a Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Fund's Board without Shareholder approval. The BlackRock Government Income Trust adopted a fundamental investment restriction when the Fund was created, and it reflects a regulatory requirement that, while still in effect, does not need to be classified as a fundamental restriction. The Board of The BlackRock Government Income Trust believes that fundamental investment restrictions that are not legally required should be eliminated and that the proposed change to the Fund's fundamental investment restrictions will provide greater flexibility.

    If the proposed change is approved by Shareholders at the Meeting, the Fund's prospectus and statement of additional information will be revised, as appropriate, to reflect the change. This will occur as soon as practicable following the Meetings.


    PROPOSED CHANGE. Upon the approval of Proposal No. 2, the existing fundamental restriction regarding the purchase of securities of unseasoned issuers (that is, issuers in business for less than three years) would be eliminated. The Fund would in turn become subject to the following non-fundamental restriction:


    The Fund may not:

      Purchase any security if as a result the Fund would then have more than 5% of its total assets (determined at the time of the investment) invested in securities of companies (including predecessors) less than three years old, except that the Fund may invest in securities of any U.S. Government agency or instrumentality, and in any security guaranteed by such an agency or instrumentality.

    DISCUSSION: With respect to the Fund's fundamental investment restriction relating to investing in "unseasoned issuers," such restriction was initially placed in the Fund's registration statement due to state law ("blue sky") requirements. The restriction is not required under the federal securities laws. The Subadviser believes that the restriction is confining and has recommended to the Board that it be eliminated. The Board believes it prudent to delete this investment restriction as fundamental and permit the Board the flexibility to relax the restriction if legislative or regulatory changes so permit.


    If the Proposal is approved, the Fund would continue to comply with the existing restriction as a non-fundamental investment restriction as long as it is required under blue sky regulation. Accordingly, approval of the Proposal should not result in any immediate change to the Fund's portfolio or the manner in which it is managed.



    The Trustees believe that approval of Proposal No. 2 is in the best interests of Shareholders and the Fund. Because the Fund is not required to hold annual meetings of Shareholders and does not intend to hold such meetings unless Shareholder action is required by the Investment Company Act or the Fund's By-laws, future Shareholder consideration to eliminating the restriction would require a special meeting of Shareholders at considerable cost to the Fund. If such consideration is postponed, the Fund may be deprived of beneficial investment opportunities.


    REQUIRED VOTE: Approval of Proposal No. 2 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding Shares of the Fund or (2) 67% or more of the Shares of the Fund present at the Meeting if more than 50% of the outstanding Shares of the Fund are represented at the Meeting in person or by proxy.

    THE BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2.

                           RATIFICATION OF SELECTION
                           OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 3)

    RELEVANT FUNDS.  Both Funds.

    DISCUSSION: Under Proposal No. 3, Shareholders of each Fund are asked to ratify their Board's selection of independent accountants for their Fund. The accountants for each Fund audit the Fund's financial statements for each fiscal year.

    The policy of the Board of each of the Funds regarding engaging independent accountants' services is that management may engage the Fund's principal independent public accountants to perform any service(s) normally provided by independent accounting firms, provided that such service(s) meet(s) any and all of the independence requirements of the American Institute of Certified Public Accountants and the SEC. In accordance with this policy, the Audit Committee of each Board reviews and approves all services provided by the independent public accountants prior to their being rendered. The Board of each Fund receives a report from its Audit Committee relating to all services after they have been performed by the Fund's independent accountants.

    During the last fiscal year, Deloitte & Touche LLP served as accountants for Global Utility Fund, Inc. and The BlackRock Government Income Trust. Each Board has selected this firm to continue to serve in that capacity for the current fiscal year, subject to ratification by Shareholders of each Fund at the Meetings.

    Representatives of the accountants are not expected to be present at the Meetings but will be available to answer any questions or make any statements should any matters arise requiring their presence. Deloitte & Touche LLP has informed the Funds that they have no material direct or indirect financial interest in these Funds.

    The persons named in the accompanying proxy will vote FOR ratification of the selection of each Fund's accountant unless contrary instructions are given.

    REQUIRED VOTE. For each Fund, approval of Proposal No. 3 requires a vote of a majority of the votes cast with respect to Proposal No. 3 at the Meeting, provided a quorum is present.

    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 3.

                             ADDITIONAL INFORMATION


    The solicitation of proxies, the cost of which will be borne by the Funds, will be made primarily by mail but also may include telephone or oral communications by regular employees of Prudential Securities or Prudential Mutual Fund Management, who will not receive any compensation therefor from the Funds, or in the case of The BlackRock Government Income Trust, by Shareholder Communications Corporation, a proxy solicitation firm retained by the Fund, who will be paid the approximate fees and expenses for soliciting services set forth below. Proxies may be recorded pursuant to (i) electronically transmitted instructions or (ii) telephone instructions obtained through procedures reasonably designed to verify that the instructions have been authorized. Soliciting fees and expenses payable to Shareholder Communications Corporation by a particular Fund are a function of the number of Shareholders in that Fund.


                                                                                                   ESTIMATED
                                                                                                  SOLICITATION
FUND                                                                                           FEES AND EXPENSES
- --------------------------------------------------------------------------------------------  --------------------
The BlackRock Government Income Trust.......................................................      $     422.19

                             SHAREHOLDER PROPOSALS

    Any Shareholder who wishes to submit a proposal to be considered at a Fund's next annual meeting of Shareholders should send the proposal to that Fund at One Seaport Plaza, New York, New York 10292, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting.


    Neither Fund will not be required to hold annual meetings of shareholders if the election of Board Members is not required under the Investment Company Act. It is the present intention of the Board of each Fund not to hold annual meetings of shareholders unless such shareholder action is required.


    Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

    Management knows of no business to be presented at the Meetings other than the matters set forth in this proxy statement, but should any other matter requiring a vote of Shareholders arise, the proxies will vote according to their best judgment in the interest of the Funds.

                                          S. JANE ROSE
                                          SECRETARY

August 26, 1996

   IT IS IMPORTANT THAT YOU EXECUTE AND RETURN ALL OF YOUR PROXIES PROMPTLY.

                      INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A         --  Year in Which Current Board Member Standing for Re-election Became a
                       Member of the Board..................................................        A-1

Exhibit B         --  Fund Ownership of Nominees and Current Board Members..................        B-1

Exhibit C         --  Board and Committee Information.......................................        C-1

Exhibit D         --  Officer Information...................................................        D-1

Exhibit E         --  Shareholders Who Own 5% or More of a Fund.............................        E-1

                                                                       EXHIBIT A

                  YEAR IN WHICH CURRENT BOARD MEMBER STANDING
                  FOR RE-ELECTION BECAME A MEMBER OF THE BOARD


                                                                                     NAME OF FUND
                                                                ------------------------------------------------------
                                                                                            THE BLACKROCK GOVERNMENT
DIRECTORS/TRUSTEES                                              GLOBAL UTILITY FUND, INC.         INCOME TRUST
- --------------------------------------------------------------  -------------------------  ---------------------------
Eugene C. Dorsey..............................................                 --                          --
Douglas H. McCorkindale.......................................                 --                          --
Thomas T. Mooney..............................................               1989                          --
Richard A. Redeker............................................               1993                          --

                                                                       EXHIBIT B

              FUND OWNERSHIP OF NOMINEES AND CURRENT BOARD MEMBERS
                   NUMBER OF SHARES HELD AS OF AUGUST 9, 1996

                                                                                     NAME OF FUND
                                                                     ---------------------------------------------
                                                                       GLOBAL UTILITY    THE BLACKROCK GOVERNMENT
DIRECTORS/TRUSTEES                                                          FUND               INCOME TRUST
- -------------------------------------------------------------------  ------------------  -------------------------
Eugene C. Dorsey...................................................          0                       0
Douglas H. McCorkindale............................................          0                       0
Thomas T. Mooney...................................................       1,137/Class A              0
Richard A. Redeker.................................................          0                       0
Robin B. Smith.....................................................       6,888/Class A              0
                                                                          5,176/Class B
Nancy H. Teeters...................................................         414/Class A         546/Class A

                                                                       EXHIBIT C

                        BOARD AND COMMITTEE INFORMATION

                                                                                       NAME OF FUNDS
                                                                          ----------------------------------------
                                                                             GLOBAL
                                                                             UTILITY     THE BLACKROCK GOVERNMENT
                                                                             FUND**           INCOME TRUST**
                                                                          -------------  -------------------------
Annual Fee*.............................................................    $   6,000            $   6,000
Fee for Attendance at Board Meetings*...................................    $     500                    0
Fee for Attendance at Committee Meetings*...............................            0                    0
Number of Board Meetings During Last Fiscal Year........................            4                    4
Number of Audit Committee Meetings During
 Last Fiscal Year.......................................................            2                    2
Number of Nominating Committee Meetings During
 Last Fiscal Year.......................................................            1                    1
Size of Current Board...................................................            6                    5

- --------------
 * Reflects compensation rates in effect prior to changes described in proxy statement. Board Members who were not independent did not receive compensation from the Funds.
** Harry A. Jacobs, Jr. attended less than 75% of the Board meetings of The
   BlackRock Government Income Trust during the year ended June 30, 1996.

                                                                       EXHIBIT D

                              OFFICER INFORMATION


                                                                                                   OFFICER SINCE
                                                                                       --------------------------------------
                                                                                                            THE BLACKROCK
                                                                                       GLOBAL UTILITY     GOVERNMENT INCOME
NAME, AGE, PRINCIPAL BUSINESS OCCUPATION FOR THE PAST FIVE YEARS             OFFICE      FUND, INC.             TRUST
- --------------------------------------------------------------------------  ---------  ---------------  ---------------------
Richard A. Redeker (52), President, Chief Executive Officer and Director    President          1993                1995
 (Since October 1993), PMF; Executive Vice President, Director and Member
 of the Operating Committee (Since October 1993), Prudential Securities;
 Director (Since October 1993) of Prudential Securities Group, Inc. (PSG);
 Executive Vice President, The Prudential Investment Corporation (PIC)
 (Since July 1994); Director (Since January 1994) of Prudential Mutual
 Fund Distributors, Inc. (PMFD) and Prudential Mutual Fund Services, Inc.
 (PMFS); formerly Senior Executive Vice President and Director of Kemper
 Financial Services, Inc. (September 1978-September 1993); President and
 Director of The High Yield Income Fund, Inc.
Robert F. Gunia (49), Director (Since January 1989), Chief Administrative   Vice               1991                1991
 Officer (Since July 1990), and Executive Vice President, Treasurer and     President
 Chief Financial Officer (Since June 1987) of PMF; Comptroller of the
 Money Management Group of Prudential (Since 1996); Senior Vice President
 (Since March 1987) of Prudential Securities; Executive Vice President,
 Treasurer and Comptroller (Since March 1991) of PMFD; Director (Since
 June 1987) of PMFS; Vice President and Director of the Asia Pacific Fund,
 Inc. (Since May 1989)
Eugene S. Stark (38), First Vice President (Since January 1990) of PMF      Treasurer            --                1995
Grace Torres (37), First Vice President (Since March 1994) of PMF; First    Treasurer          1995                  --
 Vice President of Prudential Securities (Since March 1994); prior thereto
 Vice President of Bankers Trust Corporation
Stephen Ungerman (42), First Vice President (Since February 1993) of PMF;   Assistant          1995                1995
 prior thereto, Senior Tax Manager of Price Waterhouse (1981-January 1993)  Treasurer
S. Jane Rose (50), Senior Vice President (Since January 1991) and Senior    Secretary          1991                1991
 Counsel (Since June 1987) of PMF; Senior Vice President and Senior
 Counsel of Prudential Securities (Since July 1992); formerly Vice
 President and Associate General Counsel of Prudential Securities
Ellyn C. Vogin (35), Vice President and Associate General Counsel (Since    Assistant            --                1995
 March 1995) of PMF; Vice President and Associate General Counsel of        Secretary
 Prudential Securities (Since March 1995); prior thereto, associated with the law firm of Fulbright & Jaworski LLP

                                                                       EXHIBIT E

                                5% SHAREHOLDERS

                                                                              BLACKROCK GOVERNMENT
    NAME AND ADDRESS OF SHAREHOLDER           GLOBAL UTILITY FUND                 INCOME TRUST
- ---------------------------------------  ------------------------------  ------------------------------
Prudential Securities                    2,801 Class C Shares                          NA
 C/F IRA of Richard L. Campbell          6.73% of Class C Shares
 Vernon North Drive
 Dunwoody, Georgia
Prudential Bank & Trust Co.                            NA                1,413 Class C Shares
 C/F IRA of Jacqueline L. Stayton                                        10.29% of Class C Shares
 10 West 5th Street
 Burlington, New Jersey
M. Christine Metrinko                                  NA                1,308 Class C Shares
 John S. Metrinko Ten. Ent.                                              9.52% of Class C Shares
 2510 SW 2nd Avenue
 Okeechobee, Florida
Nilda Barrera                                          NA                1,599 Class C Shares
 11490 SW 57th Street                                                    11.64% of Class C Shares
 Miami, Florida
Sidney H. Willuweit                                    NA                777 Class C Shares
 Lila Willuweit Jt. Ten.                                                 5.66% of Class C Shares
 Berry Valley Road
 Yelm, Washington
Prudential Bank & Trust Co.                            NA                7,575 Class C Shares
 C/F IRA of Lee I. Woodside                                              55.16% of Class C Shares
 140 Street NW
 Marysville, Washington

                                      PROXY

                            GLOBAL UTILITY FUND, INC.
                                ONE SEAPORT PLAZA
                            NEW YORK, NEW YORK  10292

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints S. Jane Rose and Grace C. Torres as Proxies, each with the power of substitution, and hereby authorizes each of them, to represent and vote, as designated below, all of the shares of common stock of Global Utility Fund, Inc. (the Fund) held of record by the undersigned on August 9, 1996 at the Annual Meeting of Shareholders to be held on October 30, 1996, or any adjournment thereof.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES AND "FOR" EACH OF THE FOLLOWING PROPOSALS.

1.   Election of Directors
     Nominees: Eugene C. Dorsey, Douglas H. McCorkindale, Thomas T. Mooney and
               Richard A. Redeker.

2.   N/A

3. To ratify the selection by the Board of Directors of Deloitte & Touche LLP as independent accountants for the fiscal year ending September 30, 1996.

4. To transact such other business as may properly come before the meeting and any adjournments thereof.

PLACE "X" IN ONLY ONE BOX

1.   ELECTION OF NOMINEES

     For All   Withhold All   For All Except as Listed Below
      / /          / /                     / /

     List Exceptions:
                       ------------------------------
                       ------------------------------
                       ------------------------------

VOTING INSTRUCTIONS:  Mark your (For, Against, Abstain) IN THE

     For       Against        Abstain

3.   / /         / /            / /

4.   / /         / /            / /

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 3 AND 4.


- -----------------------------
Date

X
- -----------------------------------------
Signature


X
- -----------------------------------------
Signature if Held Jointly